SCHEDULE 14C
                                 (RULE 14C-101)

Information Statement Pursuant to Section 14(c) of the Securities Exchange Act of 1934

Check the appropriate box:

[X]  Preliminary Information Statement
[ ]  Definitive Information Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))

                     Pacificap Entertainment Holdings, Inc.
                (Name of Registrant As Specified In Its Charter)

Payment of Filing Fee (Check the Appropriate Box):

[X]  No fee required
[ ]  Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

     (2)  Aggregate number of securities to which the transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     (4)  Proposed maximum aggregate value of transaction:

     (5)  Total fee paid:

[ ]  Fee paid previously with preliminary materials

[ ] check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount previously paid:

     (2)  Form, Schedule or Registration Statement No.:

     (3)  Filing Party:

     (4)  Date Filed:

                     PACIFICAP ENTERTAINMENT HOLDINGS, INC.
                                12268 Via Latina
                            Del Mar, California 92914

                              INFORMATION STATEMENT
                             PURSUANT TO SECTION 14
                     OF THE SECURITIES EXCHANGE ACT OF 1934
                 AND REGULATION 14C AND SCHEDULE 14C THEREUNDER

                        WE ARE NOT ASKING YOU FOR A PROXY
                  AND YOU ARE NOT REQUESTED TO SEND US A PROXY



                                                        Del Mar, California
                                                        *, 2005

     This information statement has been mailed on or about *, 2005 to the stockholders of record on *, 2005 (the "Record Date") of Pacificap Entertainment Holdings, Inc., a Nevada corporation (the "Company") in connection with certain actions to be taken by the written consent by the majority stockholders of the Company, dated as of February 9, 2005. The actions to be taken pursuant to the written consent shall be taken on or about *, 2005, 20 days after the mailing of this information statement.

THIS IS NOT A NOTICE OF A SPECIAL MEETING OF STOCKHOLDERS AND NO STOCKHOLDER MEETING WILL BE HELD TO CONSIDER ANY MATTER WHICH WILL BE DESCRIBED HEREIN.



                                      By Order of the Board of Directors,

                                      /s/ Michael Riley
                                      -----------------
                                      Michael Riley
                                      Chairman of the Board

NOTICE OF ACTION TO BE TAKEN PURSUANT TO THE WRITTEN CONSENT OF MAJORITY STOCKHOLDERS IN LIEU OF A SPECIAL MEETING OF THE STOCKHOLDERS, DATED FEBRUARY 9, 2005

To Our Stockholders:

     NOTICE IS HEREBY GIVEN that the following action will be taken pursuant to a written consent of a majority of stockholders dated February 9, 2005, in lieu of a special meeting of the stockholders. Such action will be taken on or about *, 2005:

     1. To Amend the Company's Articles of Incorporation, as amended, to increase the number of authorized shares of common stock, par value $.001 per share (the "Common Stock"), of the Company from 300,000,000 shares to 1,500,000,000 shares;

     2. To ratify the selection of Russell Bedford Stefanou Mirchandani as independent registered public accounting firm of the Company for the year ending December 31, 2004;

     3. To adopt the Company's 2005 Stock Incentive Plan; and

     4. To elect four directors to the Company's Board of Directors, to hold office until their successors are elected and qualified or until their earlier resignation or removal.

                      OUTSTANDING SHARES AND VOTING RIGHTS

     As of February 9, 2005, the Company's authorized capitalization consisted of 300,000,000 shares of Common Stock, of which 40,536,501 shares were issued and outstanding as of the Record Date. Holders of Common Stock of the Company have no preemptive rights to acquire or subscribe to any of the additional shares of Common Stock.

     Each share of Common Stock entitles its holder to one vote on each matter submitted to the stockholders. However, because stockholders holding at least a majority of the voting rights of all outstanding shares of capital stock as of February 9, 2005 have voted in favor of the foregoing proposals by resolution dated February 9, 2005; and having sufficient voting power to approve such proposals through their ownership of capital stock, no other stockholder consents will be solicited in connection with this Information Statement.

     Pursuant to Rule 14c-2 under the Securities Exchange Act of 1934, as amended, the proposals will not be adopted until a date at least 20 days after the date on which this Information Statement has been mailed to the stockholders. The Company anticipates that the actions contemplated herein will be effected on or about the close of business on *, 2005.

     The Company has asked brokers and other custodians, nominees and fiduciaries to forward this Information Statement to the beneficial owners of the Common Stock held of record by such persons and will reimburse such persons for out-of-pocket expenses incurred in forwarding such material.

     This Information Statement will serve as written notice to stockholders pursuant to Section 78.370 of the Nevada General Corporation Law.

                   AMENDMENT TO THE ARTICLES OF INCORPORATION

     On February 9, 2005, the majority stockholders of the Company approved an amendment to the Company's Articles of Incorporation, as amended, to increase the number of authorized shares of Common Stock from 300,000,000 to 1,500,000,000. The Company currently has authorized capital stock of 300,000,000 shares and approximately 40,536,501 shares of Common Stock are outstanding as of the Record Date. The Board believes that the increase in authorized common shares would provide the Company greater flexibility with respect to the Company's capital structure for such purposes as additional equity financing, and stock based acquisitions.

INCREASE IN AUTHORIZED COMMON STOCK

     The terms of the additional shares of Common Stock will be identical to those of the currently outstanding shares of Common Stock. However, because holders of Common Stock have no preemptive rights to purchase or subscribe for any unissued stock of the Company, the issuance of additional shares of Common Stock will reduce the current stockholders' percentage ownership interest in the total outstanding shares of Common Stock. This amendment and the creation of additional shares of authorized common stock will not alter the current number of issued shares. The relative rights and limitations of the shares of Common Stock will remain unchanged under this amendment.

     As of the Record Date, a total of * shares of the Company's currently authorized 300,000,000 shares of Common Stock are issued and outstanding. The increase in the number of authorized but unissued shares of Common Stock would enable the Company, without further stockholder approval, to issue shares from time to time as may be required for proper business purposes, such as raising additional capital for ongoing operations, business and asset acquisitions, stock splits and dividends, present and future employee benefit programs and other corporate purposes.

     The proposed increase in the authorized number of shares of Common Stock could have a number of effects on the Company's stockholders depending upon the exact nature and circumstances of any actual issuances of authorized but unissued shares. The increase could have an anti-takeover effect, in that additional shares could be issued (within the limits imposed by applicable law) in one or more transactions that could make a change in control or takeover of the Company more difficult. For example, additional shares could be issued by the Company so as to dilute the stock ownership or voting rights of persons seeking to obtain control of the Company, even if the persons seeking to obtain control of the Company offer an above-market premium that is favored by a majority of the independent shareholders. Similarly, the issuance of additional shares to certain persons allied with the Company's management could have the effect of making it more difficult to remove the Company's current management by diluting the stock ownership or voting rights of persons seeking to cause such removal. The Company does not have any other provisions in its articles or incorporation, by-laws, employment agreements, credit agreements or any other documents that have material anti-takeover consequences. Additionally, the Company has no plans or proposals to adopt other provisions or enter into other arrangements, except as disclosed below, that may have material anti-takeover consequences. The Board of Directors is not aware of any attempt, or contemplated attempt, to acquire control of the Company, and this proposal is not being presented with the intent that it be utilized as a type of anti-takeover device.

     Except for the following, there are currently no plans, arrangements, commitments or understandings for the issuance of the additional shares of Common Stock which are proposed to be authorized:

     o    Secured Convertible Notes

     To obtain funding for its ongoing operations, the Company entered into a Securities Purchase Agreement with four accredited investors, AJW Partners, LLC, AJW Offshore, Ltd., AJW Qualified Partners, LLC and New Millennium Capital Partners, LLC, on December 17, 2004 for the sale of (i) $2,800,000 in secured convertible notes and (ii) warrants to buy 2,800,000 shares of our common stock. The investors are obligated to provide us with an aggregate of $2,800,000 as follows:

     o    $1,400,000 was disbursed on December 17, 2004;

     o $700,000 will be disbursed within five days of filing a registration statement covering the number of shares of common stock underlying the secured convertible notes and the warrants; and

     o    $700,000   will  be  disbursed   within  five  business  days  of  the
          effectiveness of the registration statement.

     Accordingly, we have received a total of $1,400,000 pursuant to the Securities Purchase Agreement. The proceeds received from the sale of the secured convertible notes will be used for business development in connection with the acquisition of all of the intangible assets and certain liabilities of Battleship VFX, Inc. that occurred on December 21, 2004.

     The secured convertible notes bear interest at 10%, mature two years from the date of issuance, and are convertible into our common stock, at the investors' option, at the lower of (i) $0.02 or (ii) 60% of the average of the three lowest intraday trading prices for the common stock on a principal market for the 20 trading days before but not including the conversion date. As of February 10, 2005, the average of the three lowest intraday trading prices for our common stock during the preceding 20 trading days as reported on the Over-The-Counter Bulletin Board was $.01 and, therefore, the conversion price for the secured convertible notes was $.006. Based on this conversion price, the $2,800,000 secured convertible notes, excluding interest, were convertible into 466,666,667 shares of our common stock. If the Company's stock price should decrease, the Company will be required to issue substantially more shares, which will cause dilution to the Company's existing stockholders. There is no upper limit on the number of shares that may be issued, which will have the effect of further diluting the proportionate equity interest and voting power of holders of the Company's common stock.

     The full principal amount of the convertible notes are due upon default under certain terms of convertible notes. The Company is obligated to register the resale of the conversion shares issuable upon conversion of the notes under the Securities Act of 1933, as amended, no later than forty-five (45) days from December 17, 2004. In addition, management is also obligated, pursuant to the Securities Purchase Agreement, to vote in favor of an increase in the Company's common stock as well as to recommend such increase to the Company's stockholders. In the event that the increase in the Company's authorized common stock is not approved, an event of default will exist upon the Company's failure to rectify such default within ten days of receipt of a notice of default from the investor and the investor may demand that all interest owed on the secured convertible note be paid in either cash or common stock. Furthermore, upon the event of default, the investors have a first priority security interest in substantially all of our assets and can take possession of them upon an event of default.

     The following are the risks associated with entering into the Securities Purchase Agreement:

There Are a Large Number of Shares Underlying Our Secured Convertible Notes and Warrants That May be Available for Future Sale and the Sale of These Shares May Depress the Market Price of Our Common Stock.

     As of February 9, 2005, we had 40,536,501 shares of common stock issued and outstanding, secured convertible notes outstanding that may be converted into an estimated 866,666,667 shares of common stock at current market prices and an obligation to sell secured convertible notes that may be converted into an estimated 466,666,667 shares of common stock at current market prices and outstanding warrants to purchase 3,400,000 shares of common stock and an obligation to issue warrants to purchase 1,700,000 shares of common stock in the near future. In addition, the number of shares of common stock issuable upon conversion of the outstanding secured convertible notes may increase if the market price of our stock declines. All of the shares, including all of the shares issuable upon conversion of the notes and upon exercise of our warrants, may be sold without restriction. The sale of these shares may adversely affect the market price of our common stock.

The Continuously Adjustable Conversion Price Feature of Our Secured Convertible Notes Could Require Us to Issue a Substantially Greater Number of Shares, Which Will Cause Dilution to Our Existing Stockholders.

     Our obligation to issue shares upon conversion of our secured convertible notes is essentially limitless. The following is an example of the amount of shares of our common stock that are issuable, upon conversion of our secured convertible notes (excluding accrued interest), based on market prices 25%, 50% and 75% below the market price as of February 9, 2005 of $0.02 per share.

Secured Convertible Notes
                                                Number                % of
% Below      Price Per       With Discount     of Shares            Outstanding
Market          Share          at 40%          Issuable               Stock
------          -----          ------          --------               -----

25%            $.015           $.009          311,111,111            90.7%
50%            $.01            $.006          466,666,667            93.6%
75%            $.005           $.003          933,333,333            96.1%

     As illustrated, the number of shares of common stock issuable upon conversion of our secured convertible notes will increase if the market price of our stock declines, which will cause dilution to our existing stockholders.

The Continuously Adjustable Conversion Price feature of our Secured Convertible Notes May Encourage Investors to Make Short Sales in Our Common Stock, Which Could Have a Depressive Effect on the Price of Our Common Stock.

     The secured convertible notes are convertible into shares of our common stock at a 40% discount to the trading price of the common stock prior to the conversion. The significant downward pressure on the price of the common stock as the investors convert and sells material amounts of common stock could encourage short sales by investors. This could place further downward pressure on the price of the common stock. The investors could sell common stock into the market in anticipation of covering the short sale by converting their securities, which could cause the further downward pressure on the stock price. In addition, not only the sale of shares issued upon conversion or exercise of the secured convertible notes, but also the mere perception that these sales could occur, may adversely affect the market price of the common stock.

The Issuance of Shares Upon Conversion of the Secured Convertible Notes and Exercise of Outstanding Warrants May Cause Immediate and Substantial Dilution to Our Existing Stockholders.

     The issuance of shares upon conversion of the secured convertible notes and exercise of warrants may result in substantial dilution to the interests of other stockholders since the investors may ultimately convert and sell the full amount issuable on conversion. Although the investors may not convert their secured convertible notes and/or exercise their warrants if such conversion or exercise would cause them to own more than 4.9% of our outstanding common stock, this restriction does not prevent the investors from converting and/or exercising some of their holdings and then converting the rest of their holdings. In this way, the investors could sell more than this limit while never holding more than this limit. There is no upper limit on the number of shares that may be issued which will have the effect of further diluting the proportionate equity interest and voting power of holders of our common stock, including investors in this offering.

In The Event That Our Stock Price Declines, The Shares Of Common Stock Allocated For Conversion Of The Secured Convertible Notes and Registered Pursuant To A Registration Statement May Not Be Adequate And We May Be Required to File A Subsequent Registration Statement Covering Additional Shares. If The Shares We Have Allocated And Are Registering Herewith Are Not Adequate And We Are Required To File An Additional Registration Statement, We May Incur Substantial Costs In Connection Therewith.

     Based on our current market price and the potential decrease in our market price as a result of the issuance of shares upon conversion of the secured convertible notes, we have made a good faith estimate as to the amount of shares of common stock that we are required to register and allocate for conversion of the secured convertible notes. Accordingly, we have reserved for issuance, subject to shareholder approval, 933,333,334 shares to cover the conversion of the secured convertible notes. In the event that our stock price decreases, the shares of common stock we have allocated for conversion of the secured convertible notes and are registering pursuant to a registration statement may not be adequate. If the shares we have allocated to the registration statement are not adequate and we are required to file an additional registration statement, we may incur substantial costs in connection with the preparation and filing of such registration statement.

If We Are Required for any Reason to Repay Our Outstanding Secured Convertible Notes, We Would Be Required to Deplete Our Working Capital, If Available, Or Raise Additional Funds. Our Failure to Repay the Secured Convertible Notes, If Required, Could Result in Legal Action Against Us, Which Could Require the Sale of Substantial Assets.

     In December 2004, we entered into a Securities Purchase Agreement for the sale of an aggregate of $2,800,000 principal amount of secured convertible notes. The secured convertible notes are due and payable, with 10% interest, two years from the date of issuance, unless sooner converted into shares of our common stock. Although we currently have $1,400,000 secured convertible notes outstanding, the investor is obligated to purchase additional secured convertible notes in the aggregate of $1,400,000. In addition, any event of default such as our failure to repay the principal or interest when due, our failure to issue shares of common stock upon conversion by the holder, our failure to timely file a registration statement or have such registration statement declared effective, breach of any covenant, representation or warranty in the Securities Purchase Agreement or related convertible note, the assignment or appointment of a receiver to control a substantial part of our property or business, the filing of a money judgment, writ or similar process against our company in excess of $50,000, the commencement of a bankruptcy, insolvency, reorganization or liquidation proceeding against our company and the delisting of our common stock could require the early repayment of the secured convertible notes, including a default interest rate of 15% on the outstanding principal balance of the notes if the default is not cured with the specified grace period. We anticipate that the full amount of the secured convertible notes will be converted into shares of our common stock, in accordance with the terms of the secured convertible notes. If we are required to repay the secured convertible notes, we would be required to use our limited working capital and raise additional funds. If we were unable to repay the secured convertible notes when required, the note holders could commence legal action against us and foreclose on all of our assets to recover the amounts due. Any such action would require us to curtail or cease operations.

             APPOINTMENT OF RUSSELL BEDFORD STEFANOU MIRCHANDANI LLP

     The Board of Directors has appointed the firm of Russell Bedford Stefanou Mirchandani LLP as the independent registered public accounting firm of the Company for the year ending December 31, 2004. On February 9, 2005, the majority stockholders ratified the selection of Russell Bedford Stefanou Mirchandani LLP as the independent registered public accounting firm of the Company for the year ending December 31, 2004.

     The Company does not presently have an audit committee.

Review of the Company's audited financial statements for the fiscal year ended December 31, 2003

     The Board of Directors met and held discussions with management and the independent auditors. Management represented to the Board that the Company's consolidated financial statements were prepared in accordance with accounting principles generally accepted in the United States, and the Board reviewed and discussed the consolidated financial statements with management and the independent auditors. The Board also discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61 (Codification of Statements on Auditing Standards, AU 380), as amended.

     In addition, the Board discussed with the independent auditors the auditors' independence from the Company and its management, and the independent auditors provided to the Board the written disclosures and letter required by the Independence Standards Board Standard No. 1 (Independence Discussions With Audit Committees).

     The Committee discussed with the Company's internal and independent auditors the overall scope and plans for their respective audits. The Committee met with the internal and independent auditors, with and without management present, to discuss the results of their examinations, the evaluation of the Company's internal controls, and the overall quality of the Company's financial reporting.

     Based on the reviews and discussions referred to above, the Committee recommended to the Board of Directors, and the Board has approved, that the audited financial statements be included in the Company's Annual Report on Form 10-KSB for the year ended December 31, 2003, for filing with the Securities and Exchange Commission.

Audit Fees

     The aggregate fees billed by our auditors, for professional services rendered for the audit of the Company's annual financial statements for the years ended December 31, 2003 and 2002, and for the reviews of the financial statements included in the Company's Quarterly Reports on Form 10-QSB during the fiscal years were $47,655 and $20,081, respectively.

Tax Fees

     Russell Bedford Stefanou Mirchandani LLP did not bill the Company for tax related work during fiscal 2003 or 2002.

All Other Fees

     Russell Bedford Stefanou Mirchandani LLP did not bill the Company for any other services during fiscal 2003 or 2002.

     The Board of Directors has considered whether the provision of non-audit services is compatible with maintaining the principal accountant's independence.

                            2005 STOCK INCENTIVE PLAN

     On February 9, 2005, the majority stockholders approved the 2005 Stock Incentive Plan (the "2005 Incentive Plan") and authorized 25,000,000 shares of Common Stock for issuance of stock awards and stock options thereunder. The following is a summary of principal features of the 2005 Incentive Plan. The summary, however, does not purport to be a complete description of all the provisions of the 2005 Incentive Plan. Any stockholder of the Company who wishes to obtain a copy of the actual plan document may do so upon written request to the Company's Secretary at the Company's principal offices, Pacificap Entertainment Holdings, Inc., 12268 Via Latina, Del Mar, California 92914.

General

     The 2005 Incentive Plan was adopted by the Board of Directors. The Board of Directors has initially reserved 25,000,000 shares of Common Stock for issuance under the 2005 Incentive Plan. Under the Plan, options may be granted which are intended to qualify as Incentive Stock Options ("ISOs") under Section 422 of the Internal Revenue Code of 1986 (the "Code") or which are not ("Non-ISOs") intended to qualify as Incentive Stock Options thereunder.

     The 2005 Incentive Plan and the right of participants to make purchases thereunder are intended to qualify as an "employee stock purchase plan" under
Section 423 of the Internal Revenue Code of 1986, as amended (the "Code"). The 2005 Incentive Plan is not a qualified deferred compensation plan under Section 401(a) of the Internal Revenue Code and is not subject to the provisions of the Employee Retirement Income Security Act of 1974 ("ERISA").

Purpose

     The primary purpose of the 2005 Incentive Plan is to attract and retain the best available personnel for the Company by granting stock awards and stock options in order to promote the success of the Company's business and to facilitate the ownership of the Company's stock by employees. In the event that the 2005 Incentive Plan is not adopted the Company may have considerable difficulty in attracting and retaining qualified personnel, officers, directors and consultants.

Administration

     The 2005 Incentive Plan will be administered by the Company's Board of Directors, as the Board of Directors may be composed from time to time. All questions of interpretation of the 2005 Incentive Plan are determined by the Board, and its decisions are final and binding upon all participants. Any determination by a majority of the members of the Board of Directors at any meeting, or by written consent in lieu of a meeting, shall be deemed to have been made by the whole Board of Directors.

     Notwithstanding the foregoing, the Board of Directors may at any time, or from time to time, appoint a committee (the "Committee") of at least two members of the Board of Directors, and delegate to the Committee the authority of the Board of Directors to administer the Plan. Upon such appointment and delegation, the Committee shall have all the powers, privileges and duties of the Board of Directors, and shall be substituted for the Board of Directors, in the administration of the Plan, subject to certain limitations.

     Members of the Board of Directors who are eligible employees are permitted to participate in the 2005 Incentive Plan, provided that any such eligible member may not vote on any matter affecting the administration of the 2005 Incentive Plan or the grant of any stock award or option pursuant to it, or serve on a committee appointed to administer the 2005 Incentive Plan. In the event that any member of the Board of Directors is at any time not a "disinterested person", as defined in Rule 16b-3(c)(3)(i) promulgated pursuant to the Securities Exchange Act of 1934, the Plan shall not be administered by the Board of Directors, and may only by administered by a Committee, all the members of which are disinterested persons, as so defined.

ELIGIBILITY

     Under the 2005 Incentive Plan, stock awards and options may be granted to key employees, officers, directors or consultants of the Company, as provided in the 2005 Incentive Plan.

Terms of Options

     The term of each Option granted under the Plan shall be contained in a stock option agreement between the Optionee and the Company and such terms shall be determined by the Board of Directors consistent with the provisions of the Plan, including the following:

     (a) PURCHASE PRICE. The purchase price of the Common Shares subject to each ISO shall not be less than the fair market value (as set forth in the 2005 Incentive Plan), or in the case of the grant of an ISO to a Principal Stockholder, not less that 110% of fair market value of such Common Shares at the time such Option is granted. The purchase price of the Common Shares subject to each Non-ISO shall be determined at the time such Option is granted, but in no case less than 85% of the fair market value of such Common Shares at the time such Option is granted.

     (b) VESTING. The dates on which each Option (or portion thereof) shall be exercisable and the conditions precedent to such exercise, if any, shall be fixed by the Board of Directors, in its discretion, at the time such Option is granted.

     (c) EXPIRATION. The expiration of each Option shall be fixed by the Board of Directors, in its discretion, at the time such Option is granted; however, unless otherwise determined by the Board of Directors at the time such Option is granted, an Option shall be exercisable for ten (10) years after the date on which it was granted (the "Grant Date"). Each Option shall be subject to earlier termination as expressly provided in the 2005 Incentive Plan or as determined by the Board of Directors, in its discretion, at the time such Option is granted.

     (d) TRANSFERABILITY. No Option shall be transferable, except by will or the laws of descent and distribution, and any Option may be exercised during the lifetime of the Optionee only by him. No Option granted under the Plan shall be subject to execution, attachment or other process.

     (e) OPTION ADJUSTMENTS. The aggregate number and class of shares as to which Options may be granted under the Plan, the number and class shares covered by each outstanding Option and the exercise price per share thereof (but not the total price), and all such Options, shall each be proportionately adjusted for any increase decrease in the number of issued Common Shares resulting from split-up spin-off or consolidation of shares or any like Capital adjustment or the payment of any stock dividend.

     Except as otherwise provided in the 2005 Incentive Plan, any Option granted hereunder shall terminate in the event of a merger, consolidation, acquisition of property or stock, separation, reorganization or liquidation of the Company. However, the Optionee shall have the right immediately prior to any such transaction to exercise his Option in whole or in part notwithstanding any otherwise applicable vesting requirements.

     (f) TERMINATION, MODIFICATION AND AMENDMENT. The 2005 Incentive Plan (but not Options previously granted under the Plan) shall terminate ten (10) years from the earlier of the date of its adoption by the Board of Directors or the date on which the Plan is approved by the affirmative vote of the holders of a majority of the outstanding shares of capital stock of the Company entitled to vote thereon, and no Option shall be granted after termination of the Plan. Subject to certain restrictions, the Plan may at any time be terminated and from time to time be modified or amended by the affirmative vote of the holders of a majority of the outstanding shares of the capital stock of the Company present, or represented, and entitled to vote at a meeting duly held in accordance with the applicable laws of the State of Delaware.

FEDERAL INCOME TAX ASPECTS OF THE 2005 INCENTIVE PLAN

     THE FOLLOWING IS A BRIEF SUMMARY OF THE EFFECT OF FEDERAL INCOME TAXATION UPON THE PARTICIPANTS AND THE COMPANY WITH RESPECT TO THE PURCHASE OF SHARES UNDER THE 2005 Incentive PLAN. THIS SUMMARY DOES NOT PURPORT TO BE COMPLETE AND DOES NOT ADDRESS THE FEDERAL INCOME TAX CONSEQUENCES TO TAXPAYERS WITH SPECIAL TAX STATUS. IN ADDITION, THIS SUMMARY DOES NOT DISCUSS THE PROVISIONS OF THE INCOME TAX LAWS OF ANY MUNICIPALITY, STATE OR FOREIGN COUNTRY IN WHICH THE PARTICIPANT MAY RESIDE, AND DOES NOT DISCUSS ESTATE, GIFT OR OTHER TAX CONSEQUENCES OTHER THAN INCOME TAX CONSEQUENCES. THE COMPANY ADVISES EACH PARTICIPANT TO CONSULT HIS OR HER OWN TAX ADVISOR REGARDING THE TAX CONSEQUENCES OF PARTICIPATION IN THE 2005 STOCK INCENTIVE PLAN AND FOR REFERENCE TO APPLICABLE PROVISIONS OF THE CODE.

     The 2005 Incentive Plan and the right of participants to make purchases thereunder are intended to qualify under the provisions of Sections 421, 422 and 423 of the Code. Under these provisions, no income will be recognized by a participant prior to disposition of shares acquired under the 2005 Incentive Plan.

     If the shares are sold or otherwise disposed of (including by way of gift) more than two years after the first day of the offering period during which shares were purchased (the "Offering Date"), a participant will recognize as ordinary income at the time of such disposition the lesser of (a) the excess of the fair market value of the shares at the time of such disposition over the purchase price of the shares or (b) 15% of the fair market value of the shares on the first day of the offering period. Any further gain or loss upon such disposition will be treated as long-term capital gain or loss. If the shares are sold for a sale price less than the purchase price, there is no ordinary income and the participant has a capital loss for the difference.

     If the shares are sold or otherwise disposed of (including by way of gift) before the expiration of the two-year holding period described above, the excess of the fair market value of the shares on the purchase date over the purchase price will be treated as ordinary income to the participant. This excess will constitute ordinary income in the year of sale or other disposition even if no gain is realized on the sale or a gift of the shares is made. The balance of any gain or loss will be treated as capital gain or loss and will be treated as long-term capital gain or loss if the shares have been held more than one year.

     In the case of a participant who is subject to Section 16(b) of the Exchange Act, the purchase date for purposes of calculating such participant's compensation income and beginning of the capital gain holding period may be deferred for up to six months under certain circumstances. Such individuals should consult with their personal tax advisors prior to buying or selling shares under the 2005 Incentive Plan.

     The ordinary income reported under the rules described above, added to the actual purchase price of the shares, determines the tax basis of the shares for the purpose of determining capital gain or loss on a sale or exchange of the shares.

     The Company is entitled to a deduction for amounts taxed as ordinary income to a participant only to the extent that ordinary income must be reported upon disposition of shares by the participant before the expiration of the two-year holding period described above.

Restrictions on Resale

     Certain officers and directors of the Company may be deemed to be "affiliates" of the Company as that term is defined under the Securities Act. The Common Stock acquired under the 2005 Incentive Plan by an affiliate may be reoffered or resold only pursuant to an effective registration statement or pursuant to Rule 144 under the Securities Act or another exemption from the registration requirements of the Securities Act.

                              ELECTION OF DIRECTORS

     On February 9, 2005, the majority stockholders of the Company elected Edward E. Litwak, Michael Riley and Donald P. Parson to the Company's Board of Directors for a term of one year. Following is information about each director, including biographical data for at least the last five years.

     The Board is responsible for supervision of the overall affairs of the Company. In fiscal 2003, the Board's business was conducted at 9 meetings of the board of directors. The Board now consists of three directors. The term of each director continues until the next annual meeting or until successors are elected. The directors are:

Name                 Age              Position
--------------------------------------------------------------------------------
Edward E. Litwak     62         President, Chief Financial Officer,
                                Treasurer and Director
Michael Riley        52         Chairman of the Board of Directors
Donald P. Parson     67         Director

     Directors are elected at each meeting of stockholders and hold office until the next annual meeting of stockholders and the election and qualifications of their successors. Executive officers are elected by and serve at the discretion of the board of directors.

     Edward E. Litwak has been our President since December of 1998 and a director since our incorporation in 1997. Prior to becoming President, Mr. Litwak served as a consultant to the Company, which was previously headed by his daughter, Ms. Karen Prentice. From June 1, 1995 to the present, Mr. Litwak has been President of Satellite Today, a cable network in development. From January 1, 1997 until December 1998, Mr. Litwak also served as the licensing agent for Jennicor, LLC. From March 1, 1994 to June 1, 1995 he was Chairman of Merchandise Entertainment Television Holdings, Inc. From June 1, 1991 to June 30, 1994 he was President of Designers International, Inc. Mr. Litwak also served as Sports Directions Director for a program series entitled the JeanNate Grand Prix. Mr. Litwak attended Cornell University where he majored in business.

     Michael Riley became Chairman of the Board in September of 2003. He has worked for over 20 years in banking, corporate finance, and international law. From 2001 to the present, Mr. Riley has served as Chairman of Imperial Credit Industries, Inc. In addition, he was Chairman, until it's sale, of one of Hollywood's largest independent entertainment financing entities, the Lew Horwitz Organization. This led Mr. Riley to establish and develop the current entertainment, financing and marketing corporation of Pacificap Entertainment, Inc. Mr. Riley established Recreational Holdings, the largest consolidation of automotive/marine/recreational retailing in the United States. Mr. Riley also served as Assistant State Attorney for the 17th Judicial Circuit in Florida, special counsel to federal and state law enforcement agencies, and has conducted seminars throughout the United States.

     Donald P. Parson is a member of our Board of Directors, having joined us on September 19, 2000. For the past six years, beginning in 1994, he has been of counsel to Satterlee Stephens Burke & Burke LLP. Mr. Parson has practiced corporate, financial, business and banking law since 1968. Mr. Parson has previously served as counsel to several brokerage firms and in the formation of four New York and Connecticut chartered banks. He is a director of two mutual funds, Philadelphia Fund, Inc. and Eagle Growth Shares, Inc., and Home Diagnostics, Inc., a medical device company.

COMPLIANCE WITH SECTION 16(A) OF THE EXCHANGE ACT

During the fiscal year ended December 31, 2003, based upon an examination of the public filings, our company's officers and directors are delinquent in filing reports on Forms 3, 4 and 5.

     The  following   table  sets  forth  for  the  fiscal  year  indicated  the compensation paid by our company to our Chief Executive Officer and other executive officers with annual compensation exceeding $100,000:

                           Summary Compensation Table:

                                                           SUMMARY COMPENSATION TABLE

                                                               ANNUAL COMPENSATION

                                                             Other
                                                             Annual      Restricted     Options      LTIP
   Name & Principal                Salary        Bonus       Compen-       Stock         SARs       Payouts      All Other
       Position           Year       ($)          ($)        sation ($)   Awards($)       (#)         ($)      Compensation
------------------------ ------- ------------ ------------ ------------ ------------- ----------- ------------ --------------
Edward Litwak             2003     40,000          0            0            -            -            -             -
  President               2002     32,000          0            0            -            -            -             -
                          2001          0          0            0            -            -            -             -
------------------------ ------- ------------ ------------ ------------ ------------- ----------- ------------ --------------

     EMPLOYMENT AGREEMENTS

     Ed Litwak

          On September 18, 2003, we entered into a three-year employment contract with automatic one-year renewals for an additional year upon reaching certain annual objectives, with Ed Litwak to serve as Interim President and Chief Executive Officer for a period of up to six months or we hire a new President. Upon our hiring of a new President, Mr. Litwak's position shall be President of our Cavalcade Broadcast Division. The base salary under the agreement is $120,000 per annum, plus benefits.

     DIRECTORS' COMPENSATION

     All directors are reimbursed for their reasonable expenses incurred in attending meetings of the board of directors and its committees. Directors serve without cash compensation and without other fixed remuneration.

     OPTION GRANTS IN LAST FISCAL YEAR

     None.

     STOCK OPTION PLANS

     None.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth certain information regarding beneficial ownership of our common stock as of February 9, 2005:

     o by each person who is known by us to beneficially own more than 5% of our common stock;

     o    by each of our officers and directors; and

     o    by all of our officers and directors as a group.


NAME AND ADDRESS                                   NUMBER OF       PERCENTAGE OF
OF OWNER                        TITLE OF CLASS   SHARES OWNED(1)     CLASS (2)
--------------------------------------------------------------------------------

Edward E. Litwak                Common Stock        1,214,043 (3)       2.99%
12868 Via Latina
Del Mar, California 92014

Michael Riley                   Common Stock        4,000,000 (4)       9.87%
12868 Via Latina
Del Mar, California 92014

Robert Stulman                  Common Stock           40,000             *
12868 Via Latina
Del Mar, California 92014

Donald P. Parson                Common Stock           12,500             *
12868 Via Latina
Del Mar, California 92014

All Officers and Directors      Common Stock        5,266,543 (3)(4)   12.99%
As a Group (4 persons)

----------------------------
Brenda Michel                   Common Stock        4,582,106          11.30%
12868 Via Latina
Del Mar, California 92014

Clinton Hall, LLC               Common Stock        3,000,000           7.40%
161 Store Ridge Court
East Aurora, New York 14052

Bill Curtis                     Common Stock        7,000,000 (5)      17.27%


     (1) Beneficial Ownership is determined in accordance with the rules of the Securities and Exchange Commission and generally includes voting or investment power with respect to securities. Shares of common stock subject to options or warrants currently exercisable or convertible, or exercisable or convertible within 60 days of February 9, 2005 are deemed outstanding for computing the percentage of the person holding such option or warrant but are not deemed outstanding for computing the percentage of any other person.

     (2) Based upon 40,536,501 shares issued and outstanding on February 9, 2005.

     (3) Includes 1,188,908 shares held by Karen Prentice. Karen Prentice is the daughter of Edward Litwak, President of the Company, and Edward Litwak may have a beneficial interest in those shares.

     (4) Includes 1,000,000 shares held by Kaitlin Riley and 1,000,000 shares held by Conor Riley. Kaitlin and Conor Riley are the children of Michael Riley, Chairman of the Board of Directors of the Company, and Michael Riley may have a beneficial interest in those shares.

     (5) Includes 1,000,000 shares owned by each of: S-1 Investments, LLC; C.H.I. LLC; Rancho LLC; J. Capital Partners; A. Jackson Trust Company; Sofi, LLC and Kiva, LLC, each of which Mr. Curtis has voting control over.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS.

     Edward Litwak, our President, has advanced funds to us for working capital purposes. No written or formal loan agreement exists between Mr. Litwak and us for advancement of those funds. Mr. Litwak has orally stated to the Board of Directors that he will not seek reimbursement until such time as we are generating sufficient cash flow, which will be determined by the Board of Directors. Once the Board deems that there is sufficient cash flow, Mr. Litwak and we will execute an agreement that will define the repayment terms. The net amount of the advances due Mr. Litwak at December 31, 2003 and 2002, respectively, were $209,311 and $184,955, respectively.

     Michael Riley, our Chairman of the Board, paid $90,090 of office expenses on behalf of us during the year ended December 31, 2003. No formal repayment terms or arrangements exist. We have repaid $35,000 to Mr. Riley and the net amount of the advances due at December 31, 2003 was $55,090.

     Edward Litwak, our President, paid $40,000 of office expenses on behalf of us during the year ended December 31, 2003. No formal repayment terms or arrangements exist. We issued an aggregate of 44,390 shares of our common stock to the shareholders during the year ended December 31, 2003 in exchange for the $40,000 previously incurred debt.

     We have no policy regarding entering into transactions with affiliated parties.

                           ANNUAL AND QUARTERLY REPORT

     Our Annual Report on Form 10-KSB for the fiscal year ended December 31, 2003 and our Quarterly Report on Form 10-QSB for the quarter ended September 30, 2004, as filed with the SEC, excluding exhibits, are being mailed to shareholders with this Information Statement. We will furnish any exhibit to our Annual Report on Form 10-KSB or Quarterly Report on Form 10-QSB free of charge to any shareholder upon written request to Secretary, Pacificap Entertainment Holdings, Inc., 12268 Via Latina, Del Mar, California 92914. The Annual Report and Quarterly Report are incorporated in this Information Statement. You are encouraged to review the Annual Report and Quarterly Report together with subsequent information filed by the Company with the SEC and other publicly available information.


                                      By Order of the Board of Directors,

                                      /s/ Michael Riley
                                      -----------------
                                      Michael Riley
                                      Chairman of the Board

Del Mar, California
February 11, 2005

EXHIBIT A


                            CERTIFICATE OF AMENDMENT
                                       TO
                            ARTICLES OF INCORPORATION
                                       OF
                     PACIFICAP ENTERTAINMENT HOLDINGS, INC.

     The undersigned, being the Chief Executive Officer and Secretary of PACIFICAP ENTERTAINMENT HOLDINGS, INC., a corporation existing under the laws of the State of Nevada, do hereby certify under the seal of the said corporation as follows:

     1. The articles of incorporation of the Corporation are hereby amended by replacing Article III, in its entirety, with the following:

          "III: The Corporation is authorized to issue two classes of stock. One class of stock shall be Common Stock, par value $0.001. The second class of stock shall be Preferred Stock, par value $0.001. The Preferred Stock, or any series thereof, shall have such designations, preferences and relative, participating, optional or other special rights and qualifications, limitations or restrictions thereof as shall be expressed in the resolution or resolutions providing for the issue of such stock adopted by the board of directors and may be made dependent upon facts ascertainable outside such resolution or resolutions of the board of directors, provided that the matter in which such facts shall operate upon such designations, preferences, rights and qualifications; limitations or restrictions of such class or series of stock is clearly and expressly set forth in the resolution or resolutions providing for the issuance of such stock by the board of directors.

          The total number of shares of stock of each class which the Corporation shall have authority to issue and the par value of each share of each class of stock are as follows:

                 Class           Par Value                Authorized Shares
                 -----           ---------                -----------------
                 Common           $0.001                     1,500,000,000
                 Preferred        $0.001                        50,000,000
                                                          -----------------

                 Totals:                                    1,550,000,000"

     2. The amendment of the articles of incorporation herein certified has been duly adopted by the unanimous written consent of the Corporation's Board of Directors and a majority of the Corporation's stockholders in accordance with the provisions of Section 78.320 of the General Corporation Law of the State of Nevada.

     IN WITNESS WHEREOF, the Corporation has caused its corporate seal to be hereunto affixed and this Certificate of Amendment of the Corporation's Articles of Incorporation, as amended, to be signed by Edward E. Litwak, its President, and Robert Stulman, its Secretary, this __th day of *, 2005.


                       PACIFICAP ENTERTAINMENT HOLDINGS, INC.

                       By: /S/ Edward E. Litwak
                           ----------------
                           Edward E. Litwak, President


                       By: /S/ Robert Stulman
                           ------------------
                           Robert Stulman, Secretary